2010 Deutsche Bank Leveraged Finance Conference
October 7, 2010
Exhibit 99-1

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information
FORWARD LOOKING STATEMENTS
▶ This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
 Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
ADJUSTED EBITDA STATEMENT
▶ We refer to the term “Adjusted EBITDA” in various places throughout this presentation. Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments. Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors. In addition, consolidated net income is adjusted to exclude certain items, including non-
 recurring charges with respect to the closing of the acquisition of Compos-A-Tron Manufacturing, (the “Composatron Acquisition”), the
 closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges. Please see the Company’s December 31, 2009 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.
▶ While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above. Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP. In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures. In addition, you are cautioned not to place undue reliance on Adjusted EBITDA. For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

CPG Overview
CPG International Overview
▶ Leading manufacturer of low maintenance, premium building products
▶ Founded in 1983
▶ Headquarters in Scranton, PA
▶ TTM Revenue: $304mm
▶ TTM PF Adjusted EBITDA: $63.9mm
 – EBITDA margin: 21%
▶ Net Debt/EBITDA of 4.0x (6/10)
 – $65 million credit facility
 – $25 million term loan
 – $128 million Senior FRN
 – $150 million Senior Notes
▶ Acquired by AEA Investors in 2005

CPG is Well Positioned for Strong Growth…
CPG Overview
Track Record of
Acquisition Integration
& Cost Savings
Realization
Market Leading
Brands in Emerging
Categories
Quality Products
With Superior Value
Proposition
Large, Diversified
End Markets in
Early Stages of
Conversion Cycle
Expansive and Growing
Distribution Network
Build & Leverage the
Power of our
Brands
Highly Efficient,
Low Cost Operations
Drive Conversion
Opportunity & Capitalize
on Market Recovery
Key Strategies:

Leading Brands of High Performance Building Products…

• $60mm TTM revenue
• Leading brand in bathroom
 partition & locker systems
• Conversion opportunity &
 product extensions
• $197mm TTM revenue
• Leading brand in exterior residential building
 product materials
• Significant conversion opportunity, new products,
 & market growth
• $47mm TTM revenue
• Leading provider of PVC
 & olefin sheet solutions
• Rebranding, channel
 expansion
CPG Overview

AZEK Building Products…
CPG Overview

Scranton Products…
CPG Overview

Vycom…
CPG Overview

Diverse End Market Exposure…
End Markets Served - YTD Q2
CPG Overview

Highly Efficient, Low-Cost Operations…

Toronto Canada: 79,500 ft
- PVC Profile Extrusion (AZEK)
Corey St Scranton: 647,380 ft
- Olefin Sheet Extrusion (Vycom/SP)
- Partition/Locker Fabrication
- Scranton/Vycom Offices
Keyser Ave. Scranton: 308,000 ft
- PVC Sheet Extrusion & Fabrication
- AZEK/CPG Offices
Foley, AL: 109,500 ft
- PVC profile extrusion
CPG Overview

Quality Products with Superior Value Proposition…
CPG Overview

Conversion to Synthetic Materials is in Early Stages…
Introduction
Growth
Maturity
Decline
Siding
Vinyl
Windows
Timeline
OSB
Wood
Windows
Plywood
AZEK
Trim
Lumber
Vinyl
Siding
AZEK
Deck
Drive Market Conversion
Composite
Decking
Laminated
Shingles
Plastic
Partitions
Plastic
Lockers
______________________________________________________________________________________________________________
Source: Management estimates

Large Markets in Early Stages of Conversion…
($ in billions)
______________________________________________________________________________________________________________
Source: Management estimates
Conversion Opportunity for Trim/Deck/Rail
Drive Market Conversion

Building Products Markets Will Recover…
Year of Construction of Housing Stock
The Median age of existing housing stock in 2008 was over 30 years
______________________________________________________________________________________________________________________
Source: U.S. Census Bureau, 2006-2008 American Community Survey - Table B25034. YEAR STRUCTURE BUILT - Universe:

SAAR Total Housing Starts Outlook
Starts in 000’s
Drive Market Conversion

Continue to Develop New & Innovative Products…
Investments paying off
Building Products
Magazine’s 2009
MVP Award!
edged out other
trim to win
Professional
Builder’s BEST 100
LBM Journal’s Hot
Products from the
2010 IBS Show
and the HIDfast
system were JLC
Product Picks for
Spring 2010
CPG Key Strategies

Continue to Develop New & Innovative Products…
AZEK Trim & Moulding
CPG Key Strategies

Continue to Develop New & Innovative Products…
AZEK Deck and Rail
CPG Key Strategies

Continue to Develop New & Innovative Products…
Scranton Products

CPG Key Strategies

Capitalize on Market Recovery & Conversion Opportunity…
New AZEK Website
CPG Key Strategies

Capitalize on Market Recovery & Conversion Opportunity…
New Ad Campaign

CPG Key Strategies

Capitalize on Market Recovery & Conversion Opportunity…
AZEK Literature & Sales Support
CPG Key Strategies

Capitalize on Market Recovery & Conversion Opportunity…
AZEK Deck, Porch and Rail Displays
CPG Key Strategies

Capitalize on Market Recovery & Conversion Opportunity…
AZEK Contractor Kits
CPG Key Strategies

Capitalize on Market Recovery & Conversion Opportunity…
Scranton Products Literature & Sales Support
Literature
Sales Kit
Ad Campaign
CPG Key Strategies

Capitalize on Market Recovery & Conversion Opportunity…
Vycom Literature and Sales Support
Website
Literature
Advertising
CPG Key Strategies

Long history of Growth and Profitability…
Financial Performance
($ in millions)
* Adjusted EBITDA per credit agreement
AZEK Launched
Santana Acquired
Comtec Launched
Procell Acquired
Mouldings Launched
AZEK Canada
AZEK West
Retail Channel
Net Sales and EBITDA*
Composatron Acquisition

Performance in a Difficult Market…
Capital Expenditures
Net Debt/EBITDA
($ in
millions)
$6
TTM Rev & EBITDA
($ in
millions)
Adjusted Working Capital *
Excludes Cash, Deferred Income Tax, Line of Credit and Accrued Interest
Financial Performance

Questions
CPG Overview